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                                                                   EXHIBIT 24(A)

                    POWER OF ATTORNEY OF SAMUEL J. PALMISANO

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, authorized by resolutions dated the date hereof, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell, Andrew Bonzani and Cassio A. Calil, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of September 2002.

                                                      /s/ SAMUEL J. PALMISANO
                                                      ------------------------------------------------
                                                      Samuel J. Palmisano
                                                      President and Chief Executive Officer

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                       POWER OF ATTORNEY OF JOHN R. JOYCE

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, authorized by resolutions dated the date hereof, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel
E. O'Donnell, Andrew Bonzani and Cassio A. Calil, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of September 2002.

                                                      /s/ JOHN R. JOYCE
                                                      ------------------------------------------------
                                                      John R. Joyce
                                                      Senior Vice President and Chief Financial
                                                      Officer

                                       2
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                      POWER OF ATTORNEY OF ROBERT F. WOODS

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, authorized by resolutions dated the date hereof, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Jesse J. Greene, Jr., Daniel E. O'Donnell, Andrew Bonzani and Cassio A. Calil, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of September 2002.

                                                      /s/ ROBERT F. WOODS
                                                      ------------------------------------------------
                                                      Robert F. Woods
                                                      Vice President and Controller

                                       3
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                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, authorized by resolutions dated the date hereof, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell, Andrew Bonzani and Cassio A. Calil, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of September 2002.

                                                      /s/ CATHLEEN BLACK
                                                      ------------------------------------------------
                                                      Cathleen Black
                                                      Director

                                                      /s/ JUERGEN DORMANN
                                                      ------------------------------------------------
                                                      Juergen Dormann
                                                      Director

                                                      /s/ NANNERL O. KEOHANE
                                                      ------------------------------------------------
                                                      Nannerl O. Keohane
                                                      Director

                                                      /s/ CHARLES F. KNIGHT
                                                      ------------------------------------------------
                                                      Charles F. Knight
                                                      Director

                                                      /s/ MINORU MAKIHARA
                                                      ------------------------------------------------
                                                      Minoru Makihara
                                                      Director

                                       4
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
                                                      /s/ LUCIO A. NOTO
                                                      ------------------------------------------------
                                                      Lucio A. Noto
                                                      Director

                                                      /s/ JOHN B. SLAUGHTER
                                                      ------------------------------------------------
                                                      John B. Slaughter
                                                      Director

                                                      /s/ SIDNEY J. TAUREL
                                                      ------------------------------------------------
                                                      Sidney J. Taurel
                                                      Director

                                                      /s/ ALEX J. TROTMAN
                                                      ------------------------------------------------
                                                      Alex J. Trotman
                                                      Director

                                                      /s/ CHARLES M. VEST
                                                      ------------------------------------------------
                                                      Charles M. Vest
                                                      Director

                                       5